UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

MONOPAR THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39070	32-0463781
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Skokie Blvd., Suite 350, Wilmette, IL	60091
(Address of principal executive offices)	(Zip Code)

(847) 388-0349
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MNPR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2026, Monopar Therapeutics Inc. (“Monopar” or the “Company”) held its Annual Meeting. A total of 6,698,778 shares of the Company’s common stock were entitled to vote as of April 27, 2026, the record date for the Annual Meeting, of which 5,760,392 shares were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

(1) the election of six directors to the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified;

(2) the approval of the compensation of the Company’s named executive offers (“NEOs”) on an advisory, non-binding basis;

(3) the approval of the Company’s 2026 Stock Incentive Plan; and

(4) the ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Proposal 1 - Election of Directors

At the Annual Meeting, the voting results with respect to the proposal for the election of directors, included in the Company’s Proxy Statement on Schedule 14A for the Annual Meeting, were as follows:

Director	For	Withheld	Broker Non-Votes
Christopher M. Starr, Ph.D.	4,203,485	757,652	799,255
Chandler D. Robinson, MD MBA MSc	4,447,108	514,029	799,255
Raymond W. Anderson, MBA MS	4,671,362	289,775	799,255
Kim R. Tsuchimoto	4,325,379	635,758	799,255
Lavina Talukdar, CFA	4,897,733	63,404	799,255
Nicole Sweeny	4,911,758	49,379	799,255

Accordingly, each of the foregoing persons was elected as a director at the Annual Meeting.

Proposal 2 - Approval of the Compensation of the Company’s Named Executive Officers on an Advisory, Non-Binding Basis

The voting results with respect to the proposal to approve the compensation of the Company’s NEOs on an advisory, non-binding basis, were as follows:

For	Against	Abstain	Broker Non-Votes
4,355,628	604,858	651	799,255

Accordingly, the Company’s stockholders approved the compensation of the Company’s NEOs on an advisory, non-binding basis.

Proposal 3 – Approval of the Company’s 2026 Stock Incentive Plan

The voting results with respect to the proposal to approve the Company’s 2026 Stock Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
4,444,209	516,570	358	799,255

Accordingly, the Company’s stockholders approved the Company’s 2026 Stock Incentive Plan.

Proposal 4 - Ratification of the Company’s Selection of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the selection of BPM LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026, were as follows:

For	Against	Abstain	Broker Non-Votes
5,759,198	998	196	N/A

Accordingly, the Company’s stockholders ratified the selection of BPM LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

No other matters were submitted to a vote of stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monopar Therapeutics Inc.

Date: June 23, 2026	By:	/s/ Quan Vu
	Name:	Quan Vu
	Title:	Chief Financial Officer